===============================================================================

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            NEWPARK RESOURCES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                                             [LOGO OF NEWPARK APPEARS HERE]

                                                                 April 23, 1999

Dear Fellow Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Newpark Resources, Inc., which will be held on Wednesday, May 26, 1999, at 10:00 a.m., Central Daylight Time, at I Lakeway Center, 3900 North Causeway Blvd., Conference Room B, Metairie, Louisiana 70002. Both your Board of Directors and I hope you will be able to attend.

  There are two items on this year's agenda to which we direct your attention:
(1) to elect seven directors to the Board; and (2) to consider and act upon a proposal to adopt the 1999 Employee Stock Purchase Plan. These items are described fully in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

  Whether or not you plan to attend the meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please sign, date and mail the enclosed proxy card in the prepaid envelope so that your shares may be voted in accordance with your wishes.

                                          Sincerely,

                                          [SIGNATURE OF JAMES D. COLE APPEARS
                                          HERE]
                                          JAMES D. COLE
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                            NEWPARK RESOURCES, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 26, 1999

To the Stockholders of Newpark Resources, Inc.

  The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation ("Newpark"), will be held on Wednesday, May 26, 1999, at 10:00 a.m., Central Daylight Time, at I Lakeway Center, 3900 North Causeway Blvd., Conference Room B, Metairie, Louisiana, for the following purposes:

    (1) To elect a Board of Directors;

    (2) To consider and act upon a proposal to adopt the 1999 Employee Stock Purchase Plan; and

    (3) To transact such other business as may properly come before the meeting.

  Only stockholders of record at the close of business on April 21, 1999, will be entitled to notice of and to vote at the meeting and any adjournments thereof.

  All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        NEWPARK RESOURCES, INC.

                                        [Signature of Edah Keating Appears Here]

                                        Edah Keating
                                        Secretary

Metairie, Louisiana
Dated: April 23, 1999

                            NEWPARK RESOURCES, INC.
                     3850 North Causeway Blvd., Suite 1770
                           Metairie, Louisiana 70002

                                PROXY STATEMENT

                                April 23, 1999

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. ("Newpark"), for the Annual Meeting of Stockholders to be held on May 26, 1999, and any postponements or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy were first mailed to stockholders on or about April 23, 1999.

  Any stockholder giving a proxy may revoke it before it is voted by notifying the Secretary of Newpark in writing before or at the meeting, by providing a proxy bearing a later date, or by attending the meeting and expressing a desire to vote in person. Subject to such revocation, all proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted "FOR" the directors nominated by the Board of Directors, "FOR" the proposal adopting the 1999 Employee Stock Purchase Plan and, in the discretion of the persons acting as proxies, upon any other matters.

  Your cooperation in promptly returning the enclosed proxy will reduce Newpark's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

  Only stockholders of record at the close of business on April 21, 1999 are entitled to receive notice of and to vote at the meeting. On that date, Newpark had outstanding 68,888,551 shares of Common Stock, each of which is entitled to one vote upon each proposal presented at the meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business.

  A plurality of the votes cast is required for the election of directors, while the affirmative vote of a majority of the outstanding shares of Newpark's Common Stock is necessary to adopt the 1999 Employee Stock Purchase Plan. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

  If sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such adjournment.

  The cost of preparing, printing and mailing the Proxy Statement, the Notice and the enclosed form of Proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Newpark. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of Newpark, but no additional compensation will be paid to such individuals on account of such activities. Newpark will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

                             ELECTION OF DIRECTORS

Nominees and Voting

  Seven directors are to be elected at the Annual Meeting. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified. Directors need not be stockholders. The Board of Directors has nominated for election as directors the seven persons named below, all of whom are incumbent directors. All of these nominees have indicated that they are able and willing to serve as directors.

  The Board of Directors recommends that the stockholders vote "FOR" the election of its nominees. Unless directed otherwise, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.

  The following table sets forth certain information as of April 21, 1999, with respect to the Board's nominees:

                                                                        Director
     Name of Nominee                                                Age  Since
     ---------------                                                --- --------
     Dibo Attar....................................................  59   1987
     William Thomas Ballantine.....................................  54   1993
     James D. Cole.................................................  58   1976
     William W. Goodson............................................  84   1971
     David P. Hunt.................................................  57   1995
     Alan J. Kaufman...............................................  61   1987
     James H. Stone................................................  73   1987

Business Experience of Directors During the Past Five Years

  Dibo Attar is a business consultant to several domestic and international companies and has been a private investor for more than ten years. Mr. Attar also serves as Chairman of the Board of T.H. Lehman & Co., Inc., and as a director of KTI, Inc.

  William Thomas Ballantine joined Newpark in December 1988, serving as Vice President of Operations, and was elected Executive Vice President in 1992. He was elected a Director of Newpark in October 1993.

  James D. Cole joined Newpark in 1976, serving as Executive Vice President until May 1977, when he was elected President and Chief Executive Officer. Mr. Cole has served as a director since joining Newpark and was elected Chairman of the Board of Directors in April 1996.

  William W. Goodson, who retired in 1983, served as Chairman of the Board of Directors of a Newpark subsidiary from 1982 to 1987. For more than five years prior thereto, he was President and Chief Operating Officer of the Newpark subsidiary engaged in the oilfield and environmental construction business, and other Newpark subsidiaries.

  David P. Hunt joined Newpark's Board of Directors in November 1995. Prior to joining Newpark and until his retirement in 1995, Mr. Hunt was employed by Consolidated Natural Gas Company for 32 years, having most recently served as President and Chief Executive Officer of New Orleans based CNG Producing Company, an oil and gas exploration and production company.

  Alan J. Kaufman, who retired in May 1997, had been engaged in the private practice of medicine since 1969. Dr. Kaufman is a neurosurgeon. Dr. Kaufman also is a director of Tesoro Petroleum Corporation.

  James H. Stone is Chairman of the Board and Chief Executive Officer of Stone Energy Corporation, which is engaged in oil and gas exploration.

  No family relationships exist between any of the directors or officers of Newpark.

Meetings of the Board of Directors and Committees

  Newpark maintains an Audit Committee, the current members of which are William W. Goodson, Alan J. Kaufman and James H. Stone. The Audit Committee met once during 1998.

  Newpark maintains a Compensation Committee whose current members are Dibo Attar, William W. Goodson, David P. Hunt, Alan J. Kaufman, and James H. Stone. The Compensation Committee administers Newpark's stock option plans and, since March 18, 1993, has been responsible for establishing and administering the compensation for the executive officers of Newpark. The Compensation Committee met once during 1998 and, on six occasions, took action by unanimous written consent.

  Newpark's Board of Directors held eight meetings during 1998. Each director attended at least 75% of the meetings of the Board of Directors and of any committees on which he served.

Compensation of Directors

  In 1998, each Newpark director who was not otherwise employed full time by Newpark received an annual retainer of $5,000, paid quarterly, and $1,500 for each board meeting attended. No payments are made to directors for telephonic board meetings or for committee meetings. All directors were reimbursed for travel expenses incurred in attending meetings of the Board and committee meetings. The same compensation arrangements will apply in 1999.

  Pursuant to the provisions of the 1993 Non-Employee Directors' Stock Option Plan, as amended (the "Non-Employee Directors' Plan"), each new non-employee director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), automatically will be granted a stock option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. The Non-Employee Directors' Plan also provides for the automatic additional grant to each Non-Employee Director of stock options to purchase 10,000 shares of Common Stock on January 29, 1998, and each time the Non-Employee director is re-elected to the Board of Directors. In accordance with the provisions of the Non-Employee Directors' plan, on January 29, 1998, Messrs. Attar, Goodson, Hunt, Kaufman and Stone were each granted a stock option to purchase 10,000 shares of Common Stock at an exercise price of $16.4375 per share, the fair market value of the Common Stock on the date of grant. In addition, on May 13, 1998, the date of their re-election to the Board at the 1998 Annual Meeting, Messrs. Attar, Goodson, Hunt, Kaufman and Stone were each granted a stock option to purchase 10,000 shares of Common Stock at an exercise price of $21.00 per share, the fair market value of the Common Stock on the date of grant. Assuming their re-election to the Board at the 1999 Annual Meeting, Messrs. Attar, Goodson, Hunt, Kaufman and Stone will each receive an additional 10,000 share option on May 26, 1999.

                              EXECUTIVE OFFICERS

  As of April 21, 1999, the executive officers of Newpark, their ages and positions are as follows:

                       Name                    Age               Position
                       ----                    ---               --------
     James D. Cole...........................  58  Chairman of the Board, President and
                                                    Chief Executive Officer
     William Thomas Ballantine...............  54  Executive Vice President
     Matthew W. Hardey.......................  46  Vice President of Finance and
                                                    Chief Financial Officer

  For a description of the business experience of Messrs. Ballantine and Cole during the past five years, see "ELECTION OF DIRECTORS--Business Experience of Directors During the Past Five Years", above.

  Matthew W. Hardey joined Newpark in May 1988 as Treasurer and Assistant Secretary and was elected Vice President of Finance and Chief Financial Officer in April 1991. From 1973 until joining Newpark, Mr. Hardey was employed in the commercial banking business.

                           OWNERSHIP OF COMMON STOCK

  The following table sets forth information with respect to the beneficial ownership of Newpark's outstanding Common Stock as of April 21, 1999, by (i) each person who is known by Newpark to be the beneficial owner of more than five percent (5%) of Newpark's outstanding Common Stock, (ii) each director of Newpark, (iii) the executive officers of Newpark named in the Summary Compensation Table on page 6 and (iv) all directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person, except to the extent that authority is shared by spouses under applicable law.

                                                                    Shares
                                                                 Beneficially
                                                                   Owned(1)
                                                               -----------------
                       Beneficial Owner                         Number   Percent
                       ----------------                        --------- -------
James D. Cole(2).............................................. 1,242,624  1.80%
James H. Stone(3).............................................   824,168  1.20%
Alan Kaufman(4)...............................................   774,060  1.12%
Matthew W. Hardey.............................................   222,225     *
Dibo Attar....................................................   184,676     *
Wm. Thomas Ballantine.........................................   120,666     *
David P. Hunt.................................................    59,468     *
William W. Goodson............................................    47,668     *
All directors and executive officers as a group (8 persons)... 3,475,555  5.00%

--------
*  Indicates ownership of less than one percent.
(1) Includes shares which may be purchased upon the exercise of stock options which are exercisable as of April 21, 1999, or become exercisable within 60 days thereafter, for the following: Mr. Cole--140,000 shares; Mr. Stone--6,668 shares; Dr. Kaufman--36,668 shares; Mr. Hardey--168,933 shares; Mr. Attar--111,668 shares; Mr. Ballantine--120,666 shares; Mr. Hunt--44,468 shares; Mr. Goodson--34,668 shares; and all directors and executive officers as a group--663,739 shares.
(2) Includes 280,336 shares held by four separate Trusts of which Mr. Cole is a Trustee and of which the beneficiaries are children of Mr. Cole. Mr. Cole disclaims ownership of the 280,336 shares held by the four Trusts.
(3) Includes 8,500 shares held in a trust of which the beneficiaries are children of Mr. Stone, and Mr. Stone disclaims beneficial ownership of these shares. Also includes 1,300 shares held in a family trust of which Mr. Stone is a beneficiary and 100,000 shares owned by the Stone Family Fund, LLC, of which Mr. Stone is the sole managing member and holds a 4% membership interest.
(4) Includes 14,000 shares held in a Trust of which the beneficiaries are children of Dr. Kaufman and 12,600 shares held by his spouse. Dr. Kaufman disclaims beneficial ownership of these shares.

                            EXECUTIVE COMPENSATION

  The following table summarizes all compensation paid to Newpark's President and Chief Executive Officer, Newpark's Executive Vice President and Newpark's Vice President of Finance and Chief Financial Officer (the only executive officers of Newpark who earned in excess of $100,000 in salary and bonus in
1998) for services rendered in all capacities to Newpark for the years ended December 31, 1998, 1997 and 1996.

Summary Compensation Table

                                                   Long-Term
                                                 Compensation
                          Annual Compensation       Awards
                         ---------------------- ---------------
                                                  Securities
   Name and Principal                             Underlying       All other
        Position         Year  Salary   Bonus   Options/SARs(1) Compensation(2)
   ------------------    ---- -------- -------- --------------- ---------------
James D. Cole........... 1998 $280,000 $      0          --         $11,109
  President and Chief    1997  220,000  220,000          --           9,799
  Executive Officer      1996  200,000  220,000          --           8,700

Wm. Thomas Ballantine... 1998  220,000        0      20,000           7,356
  Executive Vice         1997  200,000  100,000          --           7,918
  President              1996  185,000  100,000     160,000           6,645

Matthew W. Hardey....... 1998  160,000        0      20,000           7,138
  Vice President of      1997  145,000   60,000          --           6,090
  Finance and Chief      1996  112,000   55,000     120,000           4,014
  Financial Officer

--------
(1) Number of shares of Common Stock underlying options granted under the 1995 Incentive Stock Option Plan (the "1995 Plan") and the Amended and Restated 1988 Incentive Stock Option Plan. For 1996, the number of shares indicated reflects the two-for-one stock split effective May 1997 and the 100% stock dividend effective November 1997.
(2) Includes contributions by Newpark to a defined contribution 401(k) Plan for Messrs. Cole, Ballantine and Hardey of $6,159, $4,188 and $5,642, respectively for 1998, $4,750 each for 1997 and $3,750, $3,736 and $3,430, respectively, for 1996. Additional amounts indicated represent excess group term life insurance premiums paid by Newpark for the benefit of each of the named executive officers.

Option Grants in Last Fiscal Year

  The following table sets forth certain information at December 31, 1998, and for the year then ended, with respect to stock options granted to the individuals named in the Summary Compensation Table. No options have been granted at an option price below the fair market value of the Common Stock on the date of grant.

                                                                        Potential Realizable
                                                                          Value at Assumed
                         Number of   Percentage of                      Annual Rate of Stock
                         Securities  Total Options                       Price Appreciation
                         Underlying   Granted to   Exercise              for Option Term (3)
                          Options    Employees in  Price Per Expiration ---------------------
          Name            Granted        1998      Share(2)     Date        5%        10%
          ----           ----------  ------------- --------- ----------     --        ---
James D. Cole...........       --          --           --          --          --         --
W. Thomas Ballantine....   20,000(1)     1.73%      $14.00    01/12/05  $  113,988 $  265,641
Matthew W. Hardey.......   20,000(1)     1.73%      $14.00    01/12/05     113,988    265,641

--------
(1) The options were granted on January 12, 1998 under the 1995 Plan and first become exercisable on January 12, 1999, vesting at the rate of one-third per year over the three years following the date of grant.

(2) At the discretion of the Compensation Committee, the exercise price may be paid by delivery of already-owned shares of Common Stock valued at the fair market value on the date of exercise, and the tax withholding obligations related to the exercise of the stock options, if any, may be satisfied by offset of the underlying shares, subject to certain conditions. The Compensation Committee retains the discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options, and the options are transferable so long as such transfer would not cause the options to fail to qualify for the exemption provided for in
    Section 16b-3 of the Securities Exchange Act of 1934, as determined by the Compensation Committee.
(3) The potential realizable values shown under these columns represent the future value of the options (net of exercise price) assuming the market price of the Common Stock appreciates annually by 5% and 10%, respectively. The 5% and 10% rates of appreciation are prescribed by the Securities and Exchange Commission (the "Commission") and are not intended to forecast possible future appreciation of Newpark's Common Stock.

Option Exercises in Last Fiscal Year and Year-End Value

  The following table sets forth information for the named executive officers regarding the exercise of stock options during 1998 and the unexercised stock options held by them as of December 31, 1998.



                                                      Number of Securities
                                                     Underlying Unexercised     Value of Unexercised
                                                         Options Held at        In-the-Money Options
                           Shares                       December 31, 1998       at December 31, 1998
                         Acquired on     Value      ------------------------- -------------------------
          Name           Exercise(#) Realized($)(1) Exercisable/Unexercisable Exercisable/Unexercisable
          ----           ----------- -------------- ------------------------- -------------------------
James D. Cole...........   140,000     $2,546,600       $140,000/$     0           $420,350/$    0
Wm. Thomas Ballantine...    34,666        689,144        107,332/ 73,334             42,035/ 4,583
Matthew W. Hardey.......        --             --        155,599/ 60,001            242,203/ 4,584

--------
(1) Based on the closing price on the New York Stock Exchange of Newpark's Common Stock on that date ($6.8125), minus the exercise price.

Employment Agreement

  James D. Cole serves as Chairman of the Board, President and Chief Executive Officer of Newpark pursuant to an employment agreement that automatically renews for successive one-year periods unless terminated by either party. Mr. Cole receives an annual base salary of $280,000 and is entitled to an annual bonus equal to 5% of Newpark's pre-tax profit (as defined in the employment agreement), subject to a maximum of such year's base salary.

Compensation Committee Report on Executive Compensation

  The Compensation Committee of the Board of Directors (the "Compensation Committee"), which consists of Messrs. Attar, Goodson, Hunt, Kaufman and Stone, each of whom is a non-employee director, sets Newpark's compensation policies applicable to executive officers, determines the compensation of the executive officers, subject to review by the Board of Directors, and administers Newpark's stock option plans. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

 Chief Executive Officer Compensation

  Mr. Cole's compensation for 1998 was based on his rights under his employment agreement with Newpark (the "Employment Agreement"). The Employment Agreement was entered into in 1990 and provided for an initial term which expired on January 1, 1993. Thereafter, the Employment Agreement automatically renews for successive one-year periods unless terminated by either party. Mr. Cole received a base salary of $280,000 in 1998 under the Employment Agreement, which was an increase of $60,000 from his 1997 base salary.

  In keeping with Newpark's objective of rewarding executive officers based on corporate performance, the Employment Agreement also provides for a bonus equal to 5% of Newpark's pre-tax profit, subject to a maximum bonus equal to the amount of Mr. Cole's base salary. By excluding from the calculation of pre-tax profit any capital gains and focusing instead on income from operations, the Employment Agreement attempts to focus on the long-term prospects of Newpark. Based on the calculation of pre-tax profit under the Employment Agreement, Mr. Cole did not receive a bonus for 1998.

  Mr. Cole also participates in Newpark's defined contribution plan.

 Executive Officers Compensation

  In 1998, compensation paid to Newpark's executive officers other than Mr. Cole consisted of salary and contributions to a defined contribution plan. The compensation of executive officers other than Mr. Cole is determined initially by Mr. Cole, subject to review and approval by the Compensation Committee. In determining salaries, Mr. Cole and the Compensation Committee considered available information about the pay scales of companies of similar size in the oilfield services industry. The Compensation Committee believes that the salaries of these executive officers are comparable to the salaries of executive officers with similar responsibilities at other oilfield services companies. Given the performance achieved by Newpark as a whole and the performance of individual operating units, no bonuses were paid to any of the executive officers for 1998.

  Newpark's incentive stock option program provides additional incentives to key employees to work to maximize stockholder value and provides a link between the interests of senior managers and stockholders. By utilizing vesting periods, the option program encourages key employees to remain in the employ of Newpark and provides a long-term perspective to the compensation available under the option program. During 1998, options to purchase 20,000 shares of common stock were granted to each of the executive officers other than Mr. Cole, with an exercise price equal to the fair market value of the Common Stock on the date of grant.

 Internal Revenue Code Amendments

  The Compensation Committee continues to consider the anticipated tax treatment to Newpark regarding the compensation and benefits paid to its Chief Executive Officer and the other executive officers of Newpark in light of the 1993 addition to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee will from time to time consider changes to Newpark's compensation structure, including amendments to its equity-based incentive plans, necessary to preserve the deductibility of all compensation paid by Newpark which is subject to Section 162(m) of the Code. While Newpark does not expect to pay its executive officers compensation in 1999 in excess of the Section 162(m) deductibility limit, the Board of Directors and the Compensation Committee retain discretion to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m).

  If the Board's nominees are elected at the Annual Meeting, the Board intends to appoint Dibo Attar, William W. Goodson, David P. Hunt, Alan J. Kaufman, and James H. Stone to serve on the Compensation Committee.

                   Dibo Attar                 Alan J. Kaufman
                  David P. Hunt               James H. Stone
               William W. Goodson

Performance Graph

  The following graph reflects a comparison of the cumulative total stockholder return of Newpark Common Stock from December 31, 1993 through December 31, 1998 with the New York Stock Exchange Market Value Index, Newpark's broad equity market index, and the Media General Oil & Gas Equipment/Services Index, Newpark's peer group index. The graph assumes that the value of the investment in Newpark Common Stock and each index was $100 on December 31, 1993 and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.


                       [PERFORMANCE GRAPH APPEARS HERE]


                                        1993   1994   1995   1996   1997   1998
                                       ------ ------ ------ ------ ------ ------
Newpark Resources, Inc................ 100.00 266.67 259.69 434.76 816.99 318.04
Broad Market Index.................... 100.00  98.06 127.15 153.16 201.50 239.77
Peer Group Index...................... 100.00  94.59 127.33 189.09 286.60 147.37

Compensation Committee Interlocks and Insider Participation

  Mr. Goodson served on the Compensation Committee of Newpark during 1998. Mr. Goodson was formerly an officer of a Newpark subsidiary.

                 APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN

Introduction

  The Newpark Resources, Inc. 1999 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in March 1999, subject to stockholder approval. The Purchase Plan allows participating U.S. employees to purchase Newpark Common Stock at a discount from its fair market value. A maximum of 500,000 (sometimes called "Award Shares" herein) of Newpark Common Stock may be issued under the Purchase Plan.

  Newpark intends to conduct a continuous series of six month offerings of its Common Stock, commencing in June 1999, to eligible employees who elect to participate in the Purchase Plan. Each offering (an "Offering period") commences on the first business day after the completion of the immediately prior offering and terminates approximately six months thereafter. The Plan will expire in March 2009.

  The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The purpose of the Purchase Plan is to encourage all full-time U.S. employees of Newpark to acquire or increase their proprietary interest in Newpark and to remain in the employ of Newpark. The Board of Directors recommends that the shareholders vote "FOR" the Purchase Plan.

  The full text of the Purchase Plan is set forth as Exhibit A hereto, and stockholders are urged to refer to it for a complete description of the Purchase Plan. The summary of the principal features of the Purchase Plan which follows is qualified in its entirety by reference to the complete text of the Purchase Plan.

Principal Features of the Purchase Plan

  The Purchase Plan is administered by the Committee, none of whose members are eligible to receive awards under the Purchase Plan. The Committee has complete authority, subject to the express provisions of the Purchase Plan, to determine when the first offering shall be made, to determine the aggregate number of shares of Common Stock to be made available for each offering and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Purchase Plan.

  Each full-time employee of Newpark or one of Newpark's designated U.S. subsidiaries is eligible to participate in the Purchase Plan, provided such employee has been employed continuously by Newpark or a designated U.S. subsidiary for at least 90 days immediately before the commencement of the then-current Offering Period. For purposes of the Purchase Plan, a full-time employee is any employee, as defined by the Code, except an employee whose customary employment is for less than 20 hours per week or for less than five months in any calendar year. Officers and directors who are also employees are eligible to participate in the Purchase Plan. Approximately 1,200 employees currently are eligible to participate.

  Each participant in the Purchase Plan must, at the time such participant elects to participate, agree to permit the withholding of amounts from his or her salary on each payday during the time he or she is a participant. The minimum deduction permitted under the Purchase Plan is $5.00 per week, and the maximum deduction is 10% of a participant's Annualized Base Pay. For purposes of the Purchase Plan, "Annualized Base Pay" means the participant's current annualized base pay, excluding overtime and all other extra compensation such as bonuses and contributions to pension, profit sharing, health, life insurance and other plans. A participant may not vary the amount of his or her payroll deduction during an Offering Period, but may withdraw from the Purchase Plan after an Offering Period has commenced. In the event of withdrawal, all of the payroll deductions credited to the participant's account will be paid to the participant, without interest, and no further deductions will be made from the participant's salary during that Offering Period. A participant's withdrawal will not have any effect upon his or her eligibility to participate in any subsequent Offering Period. No contributions are made to the Purchase Plan by Newpark or its subsidiaries, and no participant (except certain employees on leave of absence) may contribute to the Purchase Plan other than by payroll deductions in the manner described above.

  At the beginning of each Offering Period, the Committee determines the number of Award Shares collectively awarded to all participants in the offering. Each participant is granted an award to purchase that number of Award Shares which is equal to the total number of Award Shares multiplied by a fraction, the numerator of which is such participant's payroll deductions for the Offering Period and the denominator of which is the total payroll deductions of all participants for the Offering Period. Unless the Committee receives written notice of election by a participant to withdraw from the Purchase Plan, the award automatically will be exercised for such participant on the last day of the applicable Offering Period for the maximum number of Award Shares which such participant's accumulated payroll deductions will purchase at the applicable purchase price, but in no event in excess of the maximum number of shares subject to the award. The purchase price of Award Shares is 85% of the fair market value of such shares on the first day or last day of the applicable Offering Period, whichever is lower. Any amount remaining in a participant's account after the exercise in full of an award is carried forward in the account and is available for the next succeeding offering to the extent it is attributable to fractional shares, but will be refunded to the participant to the extent it exceeds the amount attributable to fractional shares. The determination of the fair market value of Award Shares is based on New York Stock Exchange quotations.

  The value of the Award shares acquired by a participant in any one calendar year may not exceed $25,000. In addition, no award may be made to an employee if, immediately after the grant, such employee would own (actually or by attribution) stock and options or awards to purchase stock representing five percent or more of the voting power of Newpark.

  Any participant whose employment with Newpark is terminated for any reason, including retirement, will immediately cease to be a participant. Any award which a participant was granted under the Purchase Plan will expire upon and may not be exercised after termination of employment (except by such participant's designated beneficiary in the event of his or her death), and all payroll deductions remaining in such participant's account will be returned to him or her (or to the designated beneficiary), without interest, within 30 days after termination.

  Neither awards granted under the Purchase Plan, the payroll deductions credited to a participant's account or any rights to receive Award Shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant, except by will or the laws of intestate succession or to a designated beneficiary.

  The Board of Directors may at any time suspend, amend or terminate the Purchase Plan. However, no such action may affect awards previously granted. In addition, stockholder approval must be obtained to authorize the sale of more than a total of 500,000 shares of Common Stock under the Purchase Plan, to effect any change in the eligibility requirements for participation in the Purchase Plan or to materially increase the benefits accruing to participants under the Purchase Plan.

  Future awards under the Purchase Plan are made at the discretion of the Committee, and the number of Award Shares purchased by a participant depends on the amount of his or her payroll deductions during an Offering Period. Accordingly, the future benefits under the Purchase Plan are not yet determinable.

Summary of Federal Income Tax Consequences

  The following discussion is a short summary of the Federal income tax consequences of awards and purchases of Award Shares under the Purchase Plan.

 Tax Consequences to Participants

  Amounts deducted from a participant's pay under the Purchase Plan will be taxable income to the participant which the participant must include in his or her gross income for Federal income tax purposes in the year in which he or she would otherwise have received such amounts. A participant will not recognize any income when he or she receives an award to purchase Award Shares at the beginning of an Offering Period or when he or she purchases Award Shares on the last day of an Offering period.

  A participant will be subject to Federal income tax on the disposition of Award Shares. The Federal income tax consequences of a disposition of Award Shares depend on the length of time the participant holds the Award Shares. If a participant sells or otherwise disposes of Award Shares (other than a transfer resulting from death) within two years after the date on which the participant received the award (the first day of the Offering Period), he or she will recognize in the year of such sale or disposition (regardless of the amount realized on such sale or disposition) ordinary income in an amount equal to the excess of: (a) the fair market value of the Award Shares on the date he or she purchased them (the last day of the Offering Period), over (b) the purchase price paid for such Award Shares. Any further gain realized on the sale or disposition will be taxed as capital gain, and any loss realized on the sale or disposition (after increasing the basis of the Award Shares by the ordinary income he or she recognizes) will be treated as a capital loss. It is therefore possible for a participant to recognize both ordinary income and capital loss on a sale or disposition of Award Shares.

  If a participant sells or otherwise disposes of the Award Shares (other than a transfer resulting from death) more than two years after the date on which he or she received the award (the first day of the Offering Period), the participant will recognize ordinary income in the year of such sale or disposition in an amount equal to the lesser of: (a) the excess of the fair market value of the Award Shares on the date of the award (the first day of the Offering Period) over the purchase price paid for the Award Shares, or (b) the excess of the fair market value of the Award Shares at the time of the sale or disposition over the purchase price he or she paid for them. Any further gain realized on the sale or disposition will be long-term capital gain. Any loss realized on the sale or disposition will be long-term capital loss.

  Different rules apply if the disposition of the Award Shares results from the participant's death.

 Tax Consequences to Newpark

  Newpark generally will be allowed an income tax deduction for amounts taxable to a participant as ordinary income resulting from the sale or disposition of the Award Shares by the participant (other than in a transfer resulting from the participant's death) within two years after the participant received the award. Newpark will not be allowed an income tax deduction for amounts which are taxable to a participant as ordinary income upon the participant's death or upon the sale or disposition of the Award Shares more than two years after the participant received the award.

                                 MISCELLANEOUS

Stockholder Proposals

  Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by Newpark by December 31, 1999, to be considered by Newpark for inclusion in Newpark's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 3850 North Causeway Blvd., Suite 1770, Metairie, Louisiana 70002.

Compliance with Section 16(a) of the Securities Exchange Act

  Section 16(a) of the Securities Exchange Act of 1934 requires Newpark's officers and directors, and persons who own more than ten-percent of a registered class of Newpark's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish Newpark with copies of all Section 16(a) forms they file.

  Based solely on review of the copies of such forms furnished to Newpark, or written representations that no Forms 5 were required, Newpark believes that during the period from January 1, 1998 to December 31, 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

Other Matters

  Neither Newpark nor any of the persons named as proxies knows of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the Board.

  Newpark's Annual Report on Form 10-K for the year ended December 31, 1998 accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

  While you have the matter in mind, please complete, sign and return the enclosed proxy card.

                                                                      EXHIBIT A

                            NEWPARK RESOURCES, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

  This Newpark Resources, Inc. 1999 Employee Stock Purchase Plan (the "Plan") is intended as an incentive to encourage stock ownership by employees of Newpark Resources, Inc., a Delaware corporation ("Newpark"), and Subsidiaries which it may have from time to time (Newpark and its Subsidiaries together being referred to herein as the "Company"), so that they may acquire a proprietary interest, or increase their proprietary interest, in the Company, and to encourage them to remain in the employ of the Company and its Subsidiaries. "Subsidiary" shall mean each corporation which (i) is or becomes a "subsidiary corporation" of Newpark, within the definition contained in
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) conducts its principal business operations in the United States, and
(iii) is designated to have its employees participate in this Plan by the Committee (as defined below). It is further intended that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2. Administration.

  2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of Newpark's Board of Directors (the "Board"). Each member of the Committee shall be a "Non-Employee Director" as that term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, but no action of the Committee shall be invalid if this requirement is not met. The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board.

  2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan: to designate which corporations shall be "Subsidiaries" under this Plan, to determine when the first offering shall be made; to determine the aggregate number of shares of common stock, $0.01 par value per share, of Newpark ("Common Stock"), to be made available for each offering, and to adopt such rules and regulations and to make all other interpretations, constructions or determinations deemed necessary or desirable for the administration of the Plan in its discretion. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

  2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each employee of the Company, and the estate and heirs of such Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or employee or his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

3. Eligibility.

  3.1 Each regular full-time employee of the Company shall be eligible to participate in the Plan, provided such employee has been employed continuously by the Company for at least 90 days as of the Effective Date or any subsequent Offering Date (in each case as defined in paragraph 4 below).

  3.2 The term "employee" shall have the same meaning as the term "employee" as defined in Treasury Regulation Section 1.421-7(h), and shall include officers, directors who are also employees and employees on Participant Leaves of Absence (as defined in paragraph 22), but shall exclude employees whose customary employment is for less than 20 hours per week or for less than five months in any calendar year.

  3.3 Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an award:

    (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of Newpark or of any subsidiary or parent of Newpark, determinations of employee stock ownership being made for this purpose in accordance with Section 424(d) of the Code; or

    (b) which permits such employee's rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) for the Company to accrue at a rate which exceeds $10,000 in fair market value of such stock (determined at the time the award is made) for each calendar year in which such award would be outstanding at any time, within the meaning of Section 423(b)(8) of the Code.

4. Offering Dates.

  The Plan will be implemented by a continuous series of offerings, each of which shall commence on the first business day after the completion of the immediately prior offering (the "Offering Date") and shall terminate six months after the applicable Offering Date (the "Termination Date"). The first offering shall be made as soon after stockholder approval of the Plan as is determined by the Committee in its sole discretion (the "Effective Date"). No offering shall be made if in the opinion of the Committee the Common Stock available under the Plan has been so substantially exhausted as to make an offering to all eligible employees impractical under the Plan.

5. Participation.

  An eligible employee may become a participant by completing and filing an authorization for a payroll deduction on the form provided by the Committee. Payroll deductions shall become effective on the first Offering Date after a participant has filed an authorization and shall terminate upon the earlier to occur of (i) the participant's request to have payroll deductions discontinued, as set forth in paragraph 6.3, or (ii) the ceasing for any reason of the participant to meet the eligibility requirements of paragraph 3, in which event the provisions of paragraph 9.2 shall apply. Each participant will receive an award on each Offering Date, and all participants will have the same rights and privileges under the Plan.

6. Payroll Deductions.

  6.1 At the time a participant files an authorization for a payroll deduction, he or she shall elect to have deductions made from his or her Annualized Base Pay, as hereinafter defined, on each payday during the time he or she is a participant. The minimum deduction permitted hereunder shall be $5.00 per week, and the maximum deduction shall be 10% of the participant's Annualized Base Pay. For purposes of the Plan, the term "Annualized Base Pay" shall mean the participant's current annualized base pay from the Company (excluding overtime and all other extra compensation such as bonuses and contributions to pension, profit sharing, health and life insurance and other plans).

  6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and held with other Company funds. A participant may not make any separate cash payment into such account, except as provided in paragraph 22.

  6.3 A participant may elect to have payroll deductions completely discontinued at any time, but an election to discontinue payroll deductions during an offering shall be deemed to be an election to withdraw pursuant to paragraph 9.1. No change in payroll deductions other than complete discontinuance can be made during an offering, and, specifically, once an offering has commenced, a participant may not alter the rate of his or her payroll deductions for such offering.

7. Granting of Awards.

  7.1 On each Offering Date, the Committee shall determine the number of available shares of Common Stock which will be sold to participants in such offering. On each Offering Date, each participant shall be granted an award to purchase up to that number of available shares which is equal to the total number of available shares for such offering multiplied by a fraction, the numerator of which is the amount of payroll deductions from such participant's Annualized Base Pay authorized by such participant for the offering period beginning on such Offering Date, and the denominator of which is the total amount of payroll deductions from the Annualized Base Pay of all participants authorized by such participants for the offering period beginning on such Offering Date. The purchase price of each such share shall be the lower of:

    (a) 85% of the fair market value per share of the Common Stock on the Offering Date, or

    (b) 85% of the fair market value per share of the Common Stock on the Termination Date.

  7.2 The fair market value of a share of Common Stock shall be equal to the closing price of the Common Stock for the last preceding day on which Newpark's shares were traded, and the method for determining the closing price shall be determined by the Committee.

8. Exercise of Awards.

  8.1 Unless a participant gives written notice to the Committee as hereinafter provided, the participant's award will be exercised automatically for such participant on the Termination Date for the purchase of as many full shares of Common Stock (no fractional shares shall be issued under this Plan) as the accumulated payroll deductions in such participant's account at that time will purchase at the applicable purchase price (but not to exceed the maximum number of shares subject to the award), and such shares shall be credited to the participant's account at such time. The amount remaining in the account of a participant after the exercise in full of an award shall be carried forward in the participant's account and be available for the next succeeding offering to the extent such remaining amount is attributable to fractional shares; such remaining amount shall be refunded to the participant to the extent it exceeds the amount attributable to fractional shares.

  8.2 No participant may purchase during any calendar year Common Stock under this and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company having a fair market value (determined at the time the award is made) in excess of $10,000. When a participant has purchased the maximum amount of stock which may be purchased in any calendar year, all amounts credited to such participant's account under the Plan in excess of the amount applied to the purchase of such stock shall be returned to the participant, payroll deductions for the participant shall cease and the participant shall be ineligible to participate in any additional offering during such calendar year.

  8.3 Upon a participant's death, the participant's beneficiary (or executor or administrator, as determined under paragraph 12) shall have the right to elect, by written notice given to the Committee before the earlier of the Termination Date of the current offering or the expiration of a period of 60 days beginning with the date of the participant's death, either to:

    (a) withdraw all of the payroll deductions previously credited to the participant's account, or

    (b) apply to the exercise of the participant's award any amount in such participant's account as of the date of death, and thereby purchase Common Stock on the Termination Date next following the date of the participant's death, with any excess payroll deductions in such account being returned to such beneficiary (or other person entitled thereto under paragraph 12) without interest.

If the Committee does not receive any such written notice of election within the time specified in this paragraph 8.3, the beneficiary (or executor or administrator, as determined under paragraph 12) shall be deemed to have automatically elected to exercise the participant's award pursuant to subparagraph (b) of this paragraph 8.3.

9. Withdrawal.

  9.1 By written notice to the Committee at any time during any offering, a participant may elect to withdraw all the accumulated payroll deductions in such participant's account as of the Termination Date of such offering, without interest. A participant shall be deemed to have elected to make such a withdrawal if such participant elects to discontinue payroll deductions completely during an offering as described in paragraph 6.3. A participant who withdraws all or any part of the amount credited to such participant's account during an offering, or who elects to discontinue payroll deductions completely during an offering under paragraph 6.3, shall be deemed to have given notice of his or her intention to cease to be a participant for that offering and any succeeding offerings, and all payroll deductions under the Plan with respect to such participant shall be discontinued; provided, however, that such participant may become a participant in any succeeding offering for which he or she is otherwise eligible in accordance with the Plan, if the participant files with the Committee a new authorization for payroll deductions in accordance with paragraph 5.

  9.2 Upon the ceasing of a participant to meet the eligibility requirements of paragraph 3, or the termination of the participant's employment for any reason, including retirement, except as provided in paragraph 8.3, he or she shall immediately cease to be a participant, any award which he or she may have been granted under the Plan shall immediately expire and shall not be exercised, and the payroll deductions and shares previously credited to his or her account shall be returned to him or her within 30 days after such cessation or termination, without interest.

10. Delivery.

  As promptly as practicable after each Termination Date, the Company will deliver to each participant, as appropriate, any Common Stock purchased upon the exercise of his or her award and any cash to which he or she may be entitled.

11. Stock.

  11.1 The stock to be sold to participants under the Plan shall be Common Stock of Newpark. The maximum number of shares of Common Stock which shall be made available for sale under the Plan during all offerings under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 15.

  11.2 Stock to be delivered to a participant under the Plan will be registered in the name of the participant.

  11.3 No participant will have any interest in stock covered by an award until such award has been exercised. Any shares which are subject to sale pursuant to an award made under the Plan but which are not purchased on the Termination Date of the related offering shall be available for sale pursuant to awards made in subsequent offerings under the Plan.

12. Designation of Beneficiary.

  A participant may file with the Committee, and change from time to time, a written designation of a beneficiary who is to receive any payroll deductions and shares of Common Stock credited to the participant's account under the Plan in the event of such participant's death. Upon receipt by the Committee at the participant's death of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and cash to such beneficiary. In the event of the death of a participant who has not filed a written designation of a beneficiary, the Company shall deliver such cash and Common Stock to the executor or administrator of the estate of the participant, or, if no such executor or administrator has been appointed (to the knowledge of the Committee), at the direction of the Committee acting in its discretion, to the spouse or to any one or more dependents or relatives of the participant, or, if no spouse, dependent, or relative is known to the Committee, to such other person as the Committee may designate. No designated beneficiary shall, prior to the death of the participant, acquire any interest in the cash or Common Stock credited to a participant's account under the Plan.

13. Transferability.

  Neither awards, payroll deductions credited to a participant's account nor any rights to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, except that payroll deductions and shares credited to a participant's account shall be transferable by will or the laws of descent and distribution or as provided by paragraph 12. Any attempted assignment, transfer, pledge or other disposition prohibited by the preceding sentence shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 9.

14. Use of Funds.

  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

15. Changes in Capitalization.

  15.1 The number and class of shares of stock covered by each outstanding award, the purchase price per share thereof, and the maximum number and class of shares of stock issuable upon exercise of all awards under the Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock of the Company which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of 2.5% for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the award, the participant shall receive the number and class of shares such participant would have received had such participant been the holder of the number of shares of Common Stock for which the award is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company. If any adjustment hereunder would create a fractional share or a right to acquire a fractional share, such fractional share shall be disregarded and the number of shares available under this Plan or the number of shares to which any participant is entitled shall be the next lower number of whole shares, rounding all fractions downward.

  15.2 Upon a reorganization, merger or consolidation of Newpark with one or more corporations as a result of which Newpark is not the surviving corporation or in which Newpark survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than ten percent (10%) of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Common Stock subject to each award, the shares, securities, cash or assets which would have been issuable in respect of such award, as if the participant had been the owner of such Common Stock as of the applicable date. Any share, securities, cash or assets so substituted shall be subject to similar successive adjustments.

16. Securities Registration.

  16.1 If the Company shall deem it necessary to register under the Securities Act of 1933, as amended (the "Securities Act"), or other applicable statutes any shares with respect to which an award shall have been made, then the Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act before delivery of such shares. If the shares of stock of the Company shall be listed on any national securities exchange at the time of exercise of any award, then whenever required, the Company shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company.

  16.2 Notwithstanding any other provision of this Plan or any award hereunder, the Company shall be under no obligation to issue shares under the Plan while, in the opinion of its counsel, any applicable legal requirement for the issuance of such shares may not be satisfied, including but not limited to the requirements of the Securities Act and Delaware or other state securities laws. The Company shall use its best efforts to satisfy all such applicable legal requirements. If any shares are issued upon exercise of an award under the Plan without registration under the Securities Act, then the award shares shall bear a suitable restrictive legend and the acceptance of such Award Shares shall be subject to the execution of an investment letter by the participant, in form and substance satisfactory to the Committee.

17. Amendment or Termination.

  The Board may at any time terminate or amend the Plan. No such termination shall affect awards previously made, nor may an amendment make any change in any award theretofore granted which would adversely affect the rights of any participant, nor may an amendment be made without prior approval of the stockholders of the Company if such amendment would:

    (a) Permit the sale of more shares of Common Stock than are authorized under paragraph 11 of the Plan;

    (b) Effect any change in the designation of eligible employees under paragraph 3 of the Plan; or

    (c) Materially increase the benefits accruing to participants under the Plan.

18. Application of Proceeds.

  Proceeds from the sale of award shares shall constitute a part of the general funds of the Company.

19. Successors in Interest.

  The provisions of this Plan and the actions of the Committee shall be binding on all heirs and successors of the Company and each participant.

20. Withholding Taxes.

  The Company shall have the right at the time of purchase of any shares of Common Stock hereunder to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such purchase, to ensure the payment of any such taxes, including by withholding from the participant's salary.

21. Continued Employment.

  This Plan and awards hereunder shall not impose any obligation on the Company to continue to employ any participant. Moreover, no provision of this Plan or any document executed or delivered pursuant hereto shall be deemed modified in any way by any employment contract between a participant (or other employee) and the Company.

22. Leaves of Absence.

  22.1 For purposes of participation in this Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence, or, if longer, the period for which the participant's reemployment is guaranteed by statute (a "Participant Leave Of Absence"). Such employee's employment for all purposes of this Plan, and such employee's participation in this Plan and right to exercise any award, shall be deemed to have terminated at the close of business on the last day of such Participant Leave Of Absence and the provisions of paragraph 6.3 shall apply, unless such employee returns to employment (as defined in paragraph 3.2) before the close of business on such last day. Termination by the Company of any Participant's Leave of Absence, other than termination of such Participant Leave of Absence on return to employment (as defined in paragraph 3.2), shall terminate such employee's employment for all purposes of this Plan, and shall terminate such employee's participation in the Plan and right to exercise any award, and the provisions of paragraph 6.3 shall apply.

  22.2 While a participant is on a Participant Leave Of Absence treated as employment under the provisions of paragraph 22.1, such participant shall have the right to continue participation in the Plan, and to apply to the exercise of awards (i) any amounts in such participant's account as of the commencement of such Participant Leave Of Absence, (ii) any amounts which the participant authorizes the Company to deduct from any payments made by the Company to such participant during such Participant Leave Of Absence, and
(iii) any amounts paid by the participant to the Company to the extent that the amounts set forth in clauses (i) and (ii) of this sentence are less than the amounts such participant could have had deducted from such participant's Annualized Base Pay if such participant had actually worked for the Company during the period of his or her Participant Leave Of Absence.

23. Term of Plan.

  This Plan was adopted by the Board as of March 25, 1999, shall be effective upon approval by the stockholders of Newpark and shall terminate on March 24, 2009. No award shall be made under the Plan after such termination, but awards made prior thereto shall be unaffected by such termination.

24. Governing Law.

  The Plan shall be construed in accordance with, and governed by, the laws of the State of Delaware.

25. Relationship to Other Employee Benefit Plans.

  The excess of the fair market value of Common Stock purchased hereunder on its date of purchase over the amount actually paid for such Common Stock hereunder shall not be deemed to be salary or other compensation to any participant for purposes of any pension, thrift, profit-sharing, stock option or any other employee benefit plan now maintained or hereafter adopted by the Company.

26. Other Documents.

  All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

27. Notices.

  All notices or other communications by a participant to the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location or by the person designated by the Committee for the receipt thereof.

28. Severability.

  If any of the provisions of the Plan shall be held invalid, the remainder of the Plan shall not be affected thereby.

  IN WITNESS WHEREOF, this document has been executed as of the 25th day of March, 1999.

                                          NEWPARK RESOURCES, INC.

                                          By /s/ James D. Cole
                                            -----------------------------------
                                            James D. Cole, Chairman of the
                                            Board, President and Chief
                                            Executive Officer

                            NEWPARK RESOURCES, INC.

            PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 1999

     The undersigned, revoking any previous proxies for such stock, hereby appoints James D. Cole and Edah Keating, and each of them, proxies of the undersigned with full power of substitution to each, to vote all shares of common stock of NEWPARK RESOURCES, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NEWPARK RESOURCES, INC. to be held on May 26, 1999, and all postponements or adjournments thereof, with all the power the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

Vote this proxy as follows:

     1.   Election of directors:
             FOR  [ ]                              WITHHELD [ ]
     For all nominees (except as marked      vote for all nominees listed
     to the contrary below)

     NOMINEES: Dibo Attar, William Thomas Ballantine, James D. Cole, William W. Goodson, David P. Hunt, Alan J. Kaufman and James H. Stone

INSTRUCTION: TO WITHHOLD VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THROUGH THE NOMINEE'S NAME.

     2.   Proposal to adopt the 1999 Employee Stock Purchase Plan:

     FOR [ ]         AGAINST [ ]            ABSTAIN [ ]

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, FOR THE PROPOSAL ADOPTING THE 1999 EMPLOYEE STOCK PURCHASE PLAN AND OTHERWISE IN THE DISCRETION OF ANY OF THE PERSONS ACTING AS PROXIES.

IMPORTANT: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE_____________________________ DATE________

SIGNATURE_____________________________ DATE________

IMPORTANT: Please date this proxy and sign exactly as your name or names appear hereon. If stock is held jointly, each should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give your full title(s). If this proxy is submitted to a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.